Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
October 31, 2000



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            6.9520%



        Excess Protection Level
          3 Month Average  67.92%
          October, 2000  192.49%
          September, 2000  5.72%
          August, 2000  5.56%


        Cash Yield                                  261.59%


        Investor Charge Offs                        60.15%


        Base Rate                                   8.95%


        Over 30 Day Delinquency                     5.23%


        Seller's Interest                           10.66%


        Total Payment Rate                          14.07%


        Total Principal Balance                     $56,359,968,018.99


        Investor Participation Amount               $56,250,000.00


        Seller Participation Amount                 $6,009,277,457.50